                                                                    EXHIBIT 10.2
                                                      Prototype Cash or Deferred
                                                        Profit-Sharing Plan #001


                                  STANDARDIZED
                               ADOPTION AGREEMENT
                           PROTOTYPE CASH OR DEFERRED
                         PROFIT-SHARING PLAN AND TRUST
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                                  Sponsored by

                       AMERICAN FUNDS DISTRIBUTORS, INC.

   The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust/Basic Plan Document #03 (the "Plan"). If multiple Employers are adopting the Plan, complete Section l based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement

1.  EMPLOYER INFORMATION

    Employer's Name: Photoelectron Corporation
                     -----------------------------------------------------------

    Address:  400-1 Totten Pond Road
              ------------------------------------------------------------------

              Waltham, MA 02154
              ------------------------------------------------------------------

    Principal Address (if different):___________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________
    Telephone Number: (617) 290 -5366 ext 401
                            --- --------------

    Tax ID Number: 04 -3035323 Employer's Fiscal Year: December 31
                   -- --------                        -------------
    Form of Business:
       [_]  Sole Proprietor      [_]Partnership      [_]"S" Corporation
       [X]  Corporation          [_] Other_______
    Member of:
       [_]   Controlled Group    [_] Affiliated Service Croup
       [_]   Group of trades or businesses under common control
    Date of Incorporation:
    Name of Plan: Photoelectron Corp, 401(k) Retirement Plan
                 ------------------------------------------
    Three Digit Plan Number for Annual Return/Report: 001.

2.  EFFECTIVE DATE

    2.  (a)    This is a new Plan having an effective date of 04/0l/95
                                                             ---------
    2.  (b)    This is an amended Plan.
               The effective date of the original plan was ____. The effective date of the amended Plan is____.
    2.  (c)    If different from above, the Effective Date for the Plan's
               Elective Deferral provisions shall be__________.

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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

3.  DEFINITIONS

    3.    (a)  "Allocation Date(s)" Allocations to Participant Accounts will be done in accordance with Article V of the Plan:
               [ ]       (i)   daily.
               [X]       (ii)  monthly.
               [ ]       (iii) quarterly
               [ ]       (iv)  semi-annually.
               [ ]       (v)   annually.

    3.    (b)  "Compensation" Compensation shall be determined on the basis of the Plan Year. Compensation [X] shall [ ] shall not include Employer contributions made pursuant to a Salary Savings Agreement, for this Plan or any other plan, which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at paragraph 1.13 of the Plan.

               Compensation [X] shall [ ] shall not be limited to Compensation earned while a Participant in the Plan.

               Compensation shall be determined on the basis of the following safe-harbor definition of Compensation in IRS Regulation Section 1.414(s)-1(c):

               [X]       (i)   Code Section 3401(a) - W-2 income subject to
                               income tax withholding.

               [ ]       (ii)  Code Section 415 - W-2 income, share of
                               profits and other taxable income,

    3.    (c)  "Entry Date"
               [ ]       (i)   The first day of the Plan Year nearest the date
                               on which an Employee meets the eligibility
                               requirments.
               [X]       (ii)  The earlier of the first day of the Plan Year or
                               the first day of the seventh month of the Plan
                               Year coinciding with or following the date on
                               which an Employee meets the eligibility
                               requirements.
               [ ]       (iii) The first day of the Plan Year following the date
                               on which the Employee meets the eligibility
                               requirements. If this election is made, the
                               Service requirement at 4(a) may not exceed 1/2
                               year and the age requirement at 4(b) may not
                               exceed 20-1/2.
               [ ]       (iv)  The first day of the month or if earlier the
                               first day of the Plan Year coinciding with or
                               following the date on which an Employee meets the
                               eligibility requirements.
               [ ]       (v)   The first day of the Plan Year, or the first day
                               of the fourth, seventh or tenth month, of the
                               Plan Year coinciding with or following the date
                               on which an Employee meets the eligibility
                               requirements.
    3.    (d)  "Hours of Service" shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:
               [ ]       (i)   On the basis of actual hours for which an
                               Employee is paid or entitled to payment.
               [ ]       (ii)  On the basis of days worked. An Employee shall be
                               credited with ten (10) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

                                       2
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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

               [ ]       (iii) On the basis of weeks worked.
                               An Employee shall be credited wit forty-five (45)
                               Hours of Service if under paragraph 1.43 of the
                               Plan such Employee would be credited with at
                               least one (1) Hour of Service during the week.
               [ ]       (iv)  On the basis of semi-monthly payroll periods.
                               An Employee shall be credited with ninety-five
                               (95) Hours of Service if under paragraph l.43 of
                               the Plan such Employee would be credited with at
                               least one (1) Hour of Service during the semi-
                               monthly payroll period.
               [X]       (v)   On the basis of months worked.
                               An Employee shall be credited with one-hundred-
                               ninety (190) Hours of Service if under paragraph
                               1.43 of the Plan such Employee would be credited
                               with at least one (1) Hour of Service during the
                               month.
               [ ]       (vi)  On the basis of Elapsed Time, as provided in
                               Article XVI of the Plan.
    3.    (e)  "Limitation Year"  The 12-consecutive month period commencing on
               January 1 and ending on December 31.
               ---------               -----------
               If applicable, the Limitation Year will he a short Limitation Year commencing on 04/01/95 and ending on 12/31/95. Thereafter,
                                  --------               --------
               the Limitation Year shall end on the date last specified above.
    3.    (f)  "Net Profit"
               [X]       (i)   Not applicable.  Profits will not be required
                               for any contributions to the Plan.
               [_]       (ii)  As defined in paragraph 1.50 of the Plan.
    3.    (g)  "Plan Year" The 12-consecutive month period commencing on
               January 1 and ending on December 31. If applicable, the first
               ---------               -----------
               Plan Year will be a short Plan Year commencing on
               04/01/95 and ending on 12/31/95. Thereafter, the Plan Year shall
               --------               --------
               end on the date last specified.
    3.    (h)  "Qualified Early Retirement Age" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the Order is entered shall be the date the Order is determined to be qualified. This will only allow payout to the alternate payee(s).
    3.    (i)  "Qualified Joint and Survivor Annuity" The safe-harbor provisions of paragraph 8.7 of the Plan [X] are [ ] are not applicable. If not applicable, the survivor annuity shall be __% (50%, 66-2/3% 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.
    3.    (j)  "Taxable Wage Base" [paragraph 1.81]
               [x]       (i)   Not Applicable-Plan is not integrated with Social
                               Security.
               [ ]       (ii)  The maximum earnings considered wages for such
                               Plan Year under Code Section 3121(a).
               [ ]       (iii) __% (not more than 100%) of the amount considered
                               wages for such Plan Year under Code Section
                               3121(a).
               [ ]       (iv)  $____ provided that such amount is not in excess
                               of the amount determined under subsection
                               (ii)above.
               [ ]       (v)   For the 1989 Plan Year $10,000. For all
                               subsequent Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(a).

                                       3
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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001


          NOTE: Using less than the maximum at subsection (ii) may result in a change in the allocation formula in Section 7(f) hereof.


4.  ELIGIBILITY REQUIREMENTS
    Employees meeting the following Service and Age requirements shall be eligible to participate in the Plan:
    4.    (a)  Service 1/4 [not more than one (1)] Year of Service. [A Year of
                       ---
               Service is a l2-consecutive month period during which a Participant is credited with 1,000 hours.] If the Year of Service selected is a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.
    4.    (b)  Age: Attainment of age 21 (not more than age 21).
                                      --
    4.    (c)  Initial Participants: Employees employed on the Plan's Effective
               Date [_]do [X] do not have to satisfy the eligibility requirements specified above.
NOTE: Employees covered under the terms of a collective bargaining agreement (the agreement should indicate that retirement benefits were the subject of good faith bargaining and the agreement should benefit Employees of whom two percent or less are professionals, as defined in Section 1.410(b)-9 of the Regulations) between the Employer and Employee representatives (does not include any organization more than half of whose members are owners, officers, or executives of the Employer) and nonresident aliens [within the meaning of Section 770(b)(1)(B)] with no U.S. Income [within the meaning of Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Section 86(a)(3)] are excluded from the Plan participation.

5.  RETIREMENT AGES

    If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

    5.    (a)  Normal Retirement Age shall be 65 (not to exceed age 65).
    5.    (b)  Normal Retirement Age shall be the later of attaining age __ (not to exceed age 65) or the __ (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.
    5.    (c)  Early Retirement Age:
               [ ]       (i)   Not applicable.
               [X]       (ii)  The Plan shall have an Early Retirement Age of 62
                                                                              --
                               (not less than 55) and completion of 5 Years of
                                                                   -
                               Service.

6.  EMPLOYEE CONTRIBUTIONS

    [X] 6.(a)Participants shall be permitted to make Elective Deferrals in any amount from 2 % up to 15 % of their Compensation. Participants may
                      -         --
          amend their Salary Savings Agreements to change the contribution percentage as provided below:
          [X]  (i)       on the first day of each month of the Plan Year. [_]
               (ii) on the first day of the Plan Year and on the first day of the fourth, seventh, and tenth months of the Plan Year.

                                       4
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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

          [ ]  (iii)     on the first day of the Plan Year and on the first day
                         of the seventh month of the Plan Year.
    [ ]   6.(b)Participants shall be required to make after-tax Voluntary
               Contributions as follows (Thrift Savings Plan):
          [ ]  (i)      in any amount from __% up to __% of Compensation.
          [ ]  (ii)     a percentage determined by the Employee on his or her
                        enrollment form.

NOTE: Elective Deferrals may not be recharacterized as Voluntary Contributions for purposes of the Average Deferral Percentage (ADP) Test. The ADP Test will apply to contributions under (a) above. The Average Contribution Percentage (ACP) Test will apply to contributions under (b) above, and may apply to (a).

7.  EMPLOYER CONTRIBUTIONS AND ALLOCATION

    The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X of the Plan. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the allocation formulas below are for Plan Years beginning in 1989 and later. The Employers allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.
    7.(a) Profits Requirement - Current or Accumulated Net Profits are not
          required unless otherwise indicated below:
          [ ]     (i)          Matching Contributions.
          [ ]     (ii)         Qualified Non-Elective Contributions.
          [ ]     (iii)        discretionary contributions.
 NOTE: Elective Deferrals and any contribution category not checked above may always be contributed regardless of profits. Complete this Item in conjunction with Item 3(f).

    7.(b) Salary Savings Agreement:
          The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above. An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:
          [ ]     (i)    until the first day of the next Plan Year.
          [X]     (ii)   for a period of 1 month(s) (not to exceed 12 months).
[X] 7(c)  Matching Contribution [See Section (g) and (h)]:
          [ ]     (i)    Percentage Match On Elective Deferrals: the Employer
                         shall contribute and allocate to each eligible
                         Participant's account an amount equal to __% of the amount contributed and allocated in accordance with
                         Section 7(b) above. The Employer shall not match
                         Participant Elective Deferrals as provided above in excess of $___or in excess of __% of the Participant's
                         Compensation.

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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

          [ ]     (ii)   Percentage Match on Voluntary Contributions: The
                         Employer shall contribute and allocate to each eligible
                         Participant's account an amount equal to ___% of the
                         amount of Voluntary Contributions (if provided for
                         under Section 6(b) above) made in accordance with 4.7
                         of the Plan. The Employer shall not match Participant
                         Voluntary Contributions as provided above in excess of
                         $_____ or in excess of ____% the Participant's
                         Compensation
          [X]     (iii)  Discretionary Match: The Employer shall contribute and allocate to each eligible Participant's account a
                         percentage of the Participant's Elective Deferral
                         contributed and allocated in accordance with Section
                         7(b) above. The Employer shall set such percentage
                         prior to the end of the Plan Year. The Employer shall
                         not match the Participant Elective Deferrals in excess
                         of $n/a or in excess of 6% of the Participant's
                             ---                ---
                         Compensation.
          [X]     (iv)   Qualified Match: Matching Contributions will be treated
                         as Qualified Matching Contributions to the extent
                         specified below:
                         [ ]   (A)   all Matching Contributions.
                         [ ]   (B)   none.
                         [X]   (C)   the amount necessary to meet [ ] the ADP
                                     test, [ ] the ACP test, [X] both the ADP
                                     and ACP tests.
          [X]     (v)    Eligibility for Matching Contributions: Matching
                         Contributions, whether or not Qualified, will only be
                         made on Employee Contributions:
                         [ ]   (A)   not withdrawn prior to the end of the
                                     valuation period.
                         [ ]   (B)   not withdrawn prior to the end of the
                                     Plan Year.
                         [X]   (C)   without regard to their withdrawal.
          [X]     (vi)   Matching Contribution Computation Period: The time
                         period upon which Matching Contributions will be based
                         shall be:
                         [ ]   (A)   weekly.
                         [ ]   (B)   bi-weekly.
                         [ ]   (C)   semi-monthly.
                         [ ]   (D)   monthly.
                         [X]   (E)   quarterly.
                         [ ]   (F)   semi-annually.
                         [ ]   (G)   annually.
[X] 7.(d) Qualified Non-Elective Contribution -[See Sections (f) and (g)]
          These contributions are fully vested when contributed.
          The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. The amount of Qualified non-Elective Contributions taken into account for purposes of meeting the ADP or ACP test requirements is:

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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

          [ ]    (i)     all Qualified non-Elective Contributions.
          [ ]    (ii)    none.
          [X]    (iii)   the amount necessary to meet [ ]the ADP test, [ ] the
                         ACP test, [X] both the ADP and ACP tests.
          Qualified non-Elective Contributions will be made to:
          [ ]    (iv)    all Employees eligible to participate.
          [X]    (v)     only non-Highly-Compensated Employees eligible to
                         participate.
[ ]       7.(e)  Additional Employer Contribution Other Than Qualified Non-
                 Elective Contributions - Non-integrated [See Sections (g) and
                 (h)]:
          The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contributions and the allocation thereof shall be unrelated to any Employee contributions made hereunder.
[ ]       7.(f)  Additional Employer Contribution - Integrated Allocation
                 Formula (See Sections (g)and (h)]
          The Employer shall have the right to make an additional discretionary contribution. The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:
          (i)    First, to the extent contributions and forfeitures are
                 sufficient, all Participants will receive an allocation equal to 3% of their Compensation.
          (ii)   Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such
                 Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.
          (iii)  Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total
                 Compensation plus excess Compensation of all Participants.
                 Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base defined at Section
                 3(j) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80%
                 but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%.
NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan [see Section 11(c)(ii)] covering the same Employees, subsection (i) and (ii) above may be disregarded and 5.7%, 4.3% or 5.4% may be substituted for 2.7%, 1.35% or 2.4% where it appears in (iii) above.
          (iv)   Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participants Compensation bears to all Participants'
                 Compensation.
NOTE: Only one plan maintained by the Employer may be integrated with Social Security.
    7.(g) Allocation of Excess Amounts (Annual Additions):
          In the event that the allocation formula above results in an Excess Amount, such excess shall be distributed to the Participant to the extent such excess does not exceed the Participant's Elective Deferrals, non-deductible Required Voluntary Contributions. To the extent the Excess Amount exceeds the sum of the aforementioned Employee contributions, such excess shall be:

                                       7
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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

          [X]  (i)  placed in a suspense account accruing no gains or losses for the benefit of the Participant.
          [ ] (ii) reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.
    7.(h) Minimum Employer Contribution Under Top-Heavy Plans:
          For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under sections 7(e), 7(f) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Plan. Top-Heavy minimums will be allocated to:
          [X]  (i)  all eligible Participants.
          [ ] (ii)  only eligible non-Key Employees who are Participants.
    7.(i) Return of Excess Contributions and/or Excess Aggregate Contributions:
          In the event that one or more Highly-Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the ADP and/or ACP of the affected Highly Compensated Employees.

8.  ALLOCATIONS TO TERMINATED EMPLOYEES

    (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under Section 3(d)(vi) above.)
    8.(a)  For Plan Years beginning prior to 1993:
           [ ]     (i)   the Employer will not allocate Employer-related
                         contributions to any Participant who terminates
                         employment during the Plan Year.
           [ ]     (ii)  the Employer will allocate Employer-related
                         contributions to Employees who terminate during the
                         Plan Year as a result of:
                         [ ]     (A)   retirement.
                         [ ]     (B)   Disability
                         [ ]     (C)   death.
                         [ ]     (D)   other termination provided that the
                                       Participant has completed a Year of
                                       Service.
                         [ ]     (E)   other termination.
    8.(b) For Plan Years beginning in 1993 and thereafter, the Employer will allocate Employer-related contributions, except Matching Contributions, to any Participant who is (i) credited with more than 500 Hours of Service, or (ii) employed on the last day of the Plan Year without regard to the number of Hours of Service. The Employer will also allocate Employer-related contributions to any Participant who terminates during the Plan Year without accruing the necessary Hours of Service if he or she terminates as a result of:
         [X]       (i)   retirement.
         [X]       (ii)  Disability.
         [X]       (iii) death.
         Matching Contributions will be allocated to each Participant without regard to whether he or she is employed on the last day of the Plan Year and without regard to his or her Hours of Service.

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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001


9.  ALLOCATION OF FORFEITURES
   NOTE: Forfeitures of Excess Aggregate Contributions shall be applied at the end of the Plan Year in which they occur to reduce Employer Contributions. Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate Contributions.

    9.(a)  Allocation Alternatives:
           Forfeitures shall be applied to reduce the Employer's contribution for such Plan Year. If forfeitures were reallocated, pursuant to a prior document's provisions, they will continue to be reallocated in the same manner until the end of the Plan year in which this Adoption Agreement is signed.
    9.(b)  Date for Reallocation of Forfeitures:
     NOTE: If no distribution has been made to a former Participant, subsection
           (i) below will automatically apply to such Participant
           [ ]    (i)  Forfeitures shall be applied to reduce the Employer's contribution at the end of the Plan year during which the
                       former Participant incurs his or her fifth consecutive
                       one-year Break In Service.
           [X]    (ii) Forfeitures shall be applied to reduce the Employer's contribution at the end of the next Plan Year during
                       which the Participant has received distribution of his or
                       her vested interest.
    9.(c)  Restoration of Forfeitures:
           If amounts are forfeited prior to five consecutive one-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in the appropriate number):
           [1]    (i)  current year's forfeitures.
           [2]    (ii) additional Employer contributions.

10. LIMITATIONS ON ALLOCATIONS

  This Section is not applicable if this is the only Plan you maintain or ever maintained. Plans include Welfare Benefit Funds as described in Code Section 419(e) or an individual medical account as defined under Code Section 415(1)(2) under which amounts are treated as Annual Additions.
  l0.(a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan, the provisions of Article X of the Plan will apply as if the other plan were a Master or Prototype Plan.
  l0.(b) If a Participant is or ever has been a Participant in a Defined Benefit Plan maintained by the Employer, attach provisions which will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion The Employer must also specify the interest and mortality assumptions used in determining present value in the Defined Benefit Plan.
  10.(c) The minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied by either:[ ] this Plan or [ ]


-------------------------------------------------------------------------------
           (Name of other qualified plan of the Employer). If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in determining the Top-Heavy Ratio.

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                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

11. VESTING

  11.(a) Computation Period: (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under
         Section 3(d)(vi) above.)
         The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:
               [ ]  (i)  shall not be applicable since Participants are always fully vested.
               [X]  (ii) shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

         A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.
  1l.(b) Vesting Schedules:
   NOTE: Contributions under Sections 6(a), (b), 7(c)(iv) and (d) are always fully vested. The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

         [ ]   (i)   Full and Immediate Vesting.
                                              Years of Service
                                              ----------------
                              1       2      3    4     5     6     7
                             ---     ---    ---  ---   ---   ---   ---
               [ ]   (ii)    ___%    100%
               [ ]   (iii)   ___%    ___%   100%
               [ ]   (iv)    ___%     20%    40%  60%   80% 100%
               [ ]   (v)     ___%    ___%    20%  40%   60%  80%   100%
               [ ]   (vi)     10%     20%    30%  40%   60%  80%   100%
               [X]   (vii)    20%     40%    60%  80%  100%
                             ---     ---    ---   ---
               [ ]   (viii)  ___%    ___%   ___% ___%  ___% ___%   100%


NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).
               [X]   (A)    All contributions other than those which
                            are fully vested when contributed will vest
                            under schedule vii above.
                                           ---

               [ ]   (B)    All Matching Contributions will vest under schedule
                            ___ above. All other Employer contributions other than those which are fully vested when contributed will vest under schedule ___above.

  11.(c) Service disregarded for Vesting:
               [X]  (i)   Not applicable. All Service shall be considered.

                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

         [ ]   (ii)  Service prior to the Effective Date of this Plan or a predecessor plan shall be disregarded when computing a
                     Participant's vested and nonforfeitable interest.
         [ ]   (iii) Service prior to a Participant having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.
  11.(d) Top-Heavy Vesting:
         Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected above except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the [X] Two-twenty vesting schedule [Section 11(b)(iv)] or
         [ ] Three-Year Cliff vesting schedule [Section 11 (b)(iii)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to Section 11 (b)(iii) or 11(b)(iv) because of its Top-Heavy status, that vesting schedule will remain in effect, even if the Plan later becomes non-Top-Heavy, until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

12. SERVICE WITH PREDECESSOR ORGANIZATION

  For purposes of satisfying the Service requirements for eligibility and vesting, Hours of Service shall include Service with the following predecessor organization(s).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

13.      ROLLOVER/TRANSFER CONTRIBUTIONS

  13.(a) Rollover Contributions, as described in paragraph 4.3 of the Plan, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not make rollover contributions prior to meeting the eligibility requirements for participation in the Plan

  13.(b) Transfer Contributions, as described in paragraph 4.4 of the Plan, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

NOTE: Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Plan.

14.      HARDSHIP WITHDRAWALS

  Hardship withdrawals, as provided for in paragraph 6.9 of the Plan, [X] are [ ] are not permitted.

                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

15.      PARTICIPANT LOANS

  Participant loans, provided for in paragraph 13.4 of the Plan, [X] are [ ] are not permitted. If permitted, repayments of principal and interest shall be repaid to the Participant's segregated account.

16.      EMPLOYER INVESTMENT DIRECTION
  The Employer investment direction provisions, as set forth in paragraph 13.5 of the Plan [ ] shall [X] shall not be applicable.

17.      EMPLOYEE INVESTMENT DIRECTION

  The Employee investment direction provisions, as set forth in paragraph 13.6 of the Plan, [X] shall [ ] shall not be applicable.

NOTE: To the extent that Employee investment direction was previously allowed, the Trustee shall have the right to either make the assets part of the general Trust, or leave them as separately invested subject to the provisions of paragraph 13.6 of the Plan.

18.      EARLY PAYMENT OPTION

  A Participant who separates from Service prior to retirement, death or Disability may make application to the Employer requesting an early payment of his or her vested account balance. Amounts under $3,500 [X] will [ ] will not be cashed out immediately

  18(a) A Participant who has not separated from Service [ ] may [X] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant has completed five Years of Service.

  18(b) A Participant who has attained age 59-1/2 and has not separated from Service [X] may [ ] may not obtain a distribution of his or her vested Employer contributions.

  18(c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ] may not receive a distribution of his or her vested account balance.

 NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distributions, see item 19(a) below.

19.     DISTRIBUTIONS OPTIONS

  19(a) Timing of Distributions:
        In cases of termination including death, Disability or retirement, benefits shall be paid:

        [ ]   (i)   as soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

        [X]   (ii)  as soon as administratively feasible, following the date on which a distribution is requested or is otherwise payable.
        [ ]   (iii) as soon as administratively feasible, after the close of the
                    Plan Year during which the Participant incurs a one-year
                    Break in Service.

                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

  19.(b) Optional Forms of Payment:
         [X]      (i)      Lump Sum.
         [ ]      (ii)     Installment Payments.
         [ ]      (iii)    Other form(s) as previously provided
                           (indicate all forms that apply):
                           -------------------------------

  19.(c) Recalculation of Life Expectancy:
         In determining required distributions under the Plan, a Participant and/or Spouse (Surviving Spouse) [X] shall [ ]shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

20.      SPONSOR CONTACT

  Employers should direct questions concerning the language contained in and the qualification of the Prototype to:

  Capital Guardian Trust Company
  Corporate Employee Benefits Department
  (Phone Number) (714)671-7000

  In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement

21.      SIGNATURES

-------------------------------------------------------------------------------
  Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.
  (a)    Employer Delegate or Committee Appointment:
         The Employer has appointed the following individual(s) to act on behalf of the Employer regarding all communications and requests between the Employer and the Recordkeeper, pursuant to the terms and conditions of the Plan. Unless otherwise directed by the Employer in written directions to the Recordkeeper, the Recordkeeper may act upon the instructions of any one of the persons listed below.

         Name(s) (please type or print)     Signature(s)

         1.  /s/John J. Crowley             1.  /s/John J. Crowley
             ---------------------------        ---------------------------
             400-1 Totten Pond Rd.
             ---------------------------
             Address Waltham, MA 02154

         2.                                 2.
             ---------------------------        ---------------------------
             ---------------------------
             Address

         3.                                 3.
             ---------------------------        ---------------------------
             ---------------------------
             Address

  (b)    EMPLOYER:
         Name and address of Employer if different than specified in
         Section 1 above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Protoype Cash or Deferred
                                                        Profit-Sharing Plan #001

         The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the Terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

         This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 1 day of April, 1995.

         Signed for the Employer by:  /s/John J. Crowley
                                     ------------------------------------------
         Title:                          Controller
                                     ------------------------------------------
         Signature:                   /s/John J. Crowley
                                     ------------------------------------------

         The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan. Employer's Reliance: All Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(1)(2)], in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

         This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

[x]      (c)  TRUSTEE APPOINTMENT AND ACCEPTANCE:

         The Employer hereby appoints Capital Guardian Trust Company to serve as Trustee, and such Trustee hereby confirms acceptance of the appointment and duties pursuant to the accompanying Plan and this Adoption Agreement.

         Capital Guardian Trust Company hereby accepts appointment as Trustee the 21st day of July, 1995.
             ----        ----  ----

         Signed for the Trustee by:
                                   ----------------------------------
                                              HERMAN MARTINEZ
         Title:                            ASSISTANT VICE PRESIDENT
                                   ----------------------------------

         Signature:                        /s/Herman Martinez
                                   ----------------------------------


NOTE: In accordance with paragraph 13.7 of Basic Plan Document #03 an additional trustee may be appointed to govern Plan assets held outside the Fund. If so, the additional trustee shall be appointed in a separate trust agreement.

                                   AMENDMENT
                                     TO THE
                           PHOTOELECTRON CORPORATION
                             401(K) RETIREMENT PLAN


                           EFFECTIVE OCTOBER 1, 1995

WHEREAS, effective April 1, 1995, Photoelectron Corporation (The "Company") adopted a Profit Sharing Plan; and

WHEREAS, Photoelectron Corporation 401(k) Retirement Plan (the "Plan") provides certain benefits for eligible employees and is intended to qualify under Section 401 and Section 501 of the Internal Revenue Code of 1986; and

WHEREAS, the Company, desires to amend the Plan in order to provide for quarterly entry dates; and

WHEREAS, the amendment of the Plan, as embodied herein, does not cause any part of the trust to be used for, or diverted to, any purposes other than for the exclusive benefit of the plan participants and their beneficiaries.

NOW THEREFORE, effective October, 1995, Item 4.(a) of the Standardized Adoption Agreement Prototype Cash or Deferred Profit-Sharing Plan and Trust will be deleted in its entirety and replaced by the following:

3.    Definitions

3.   (c)  "Entry Date"
                 [ ]     (i)   The first day of the Plan Year nearest the date
                               on which an Employee meets the eligibility
                               requirements.
                 [ ]     (ii)  The earlier of the first day of the Plan Year or
                               the first day of the seventh month of the Plan
                               Year coinciding with or following the date on
                               which an Employee meets the eligibility
                               requirements.
                 [ ]     (iii) The first day of the Plan Year following the date
                               on which the Employee meets eligibility
                               requirements. If this electiion is made, the
                               Service requirement at 4(a) may not exceed 1/2
                               year and the age requirement at 4(b) may not
                               exceed 20-1/2.
                 [ ]     (iv)  The first day of the month or if earlier the
                               first day of the Plan Year coinciding with or
                               following the date on which an Employee meets the
                               eligibility requirements.
                 [X]     (v)   The first day of the Plan Year, or the first day
                               of the fourth, seventh or tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

IN WITNESS THEREOF, the Company has caused this instrument, this Amendment to the Plan, be executed as of this _______ day of ____________, 199__.



                                            -------------------------------
(CORPORATE SEAL)                            Photoelectron Corporation

                      CERTIFICATE OF CORPORATE RESOLUTION


    The undersigned Secretary of Photoelectron Corporation, (the Corporation)
                                 -------------------------
hereby certifies that the following resolutions were duly adopted by the Board of Directors of the Corporation on _________________ and that the resolutions have not been modified or rescinded as of the date hereof:

     RESOLVED, that the amendment to the Photoelectron Corporation 401(k)
                                         --------------------------------
Retirement Plan (the Plan) is hereby approved and adopted.
---------------

     The undersigned further certifies that the attached hereto as Exhibit A is a true copy of the amendment approved and adopted in the foregoing resolution.


                                                 ------------------------------
                                                 Secretary




                                                 ------------------------------
                                                 Date